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                                                                  EXHIBIT 10.01a

                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

                THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 26, 2004 (this "AMENDMENT"), is among STEEL DYNAMICS, INC. (the "BORROWER"), the Lenders (as defined below) signatories hereto, GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and collateral agent for the Lenders, HARRIS TRUST AND SAVINGS BANK and NATIONAL CITY BANK, as documentation agents, and MORGAN STANLEY SENIOR FUNDING, INC., as lead arranger (in such capacity, the "LEAD ARRANGER") and syndication agent.

                              W I T N E S S E T H:

                WHEREAS, the Borrower, certain financial institutions and other Persons (such capitalized term and other capitalized terms used in these recitals to have the meanings set forth or defined by reference in Part I below) from time to time parties thereto (collectively, the "LENDERS"), General Electric Capital Corporation, as Collateral Agent and Administrative Agent, Harris Trust and Savings Bank and National City Bank, as Documentation Agents, and Morgan Stanley Senior Funding, Inc., as Lead Arranger and Syndication Agent, are parties to the Credit Agreement, dated as of June 30, 2004 (as supplemented or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT");

                WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement as set forth below; and

                WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects (the Existing Credit Agreement, as so amended or otherwise modified by this Amendment, being referred to as the "CREDIT AGREEMENT");

                NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                "ADMINISTRATIVE AGENT" is defined in the preamble.

                "AMENDMENT" is defined in the preamble.

                "BORROWER" is defined in the preamble.

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                "CREDIT AGREEMENT" is defined in the third recital.

                "EXISTING CREDIT AGREEMENT" is defined in the first recital.

                "FIRST AMENDMENT EFFECTIVE DATE" is defined in Subpart 3.1.

                "LEAD ARRANGER" is defined in the preamble.

                "LENDERS" is defined in the first recital.

                SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                     PART II
                                   AMENDMENTS

                Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part; except as so amended or otherwise modified by this Amendment, the Existing Credit Agreement and the Loan Documents shall continue in full force and effect in accordance with their terms.

                SUBPART 2.1. Amendment to Article V. Article V of the Existing Credit Agreement is hereby amended in accordance with this Subpart 2.1.

                        SUBPART 2.1.1. The definition of "Fixed Charge Coverage Ratio" is hereby amended by inserting, immediately prior to the word "payable" where it appears in clause (v) of such definition, the phrase "paid or."

                        SUBPART 2.1.2. Section 5.02(g)(iii) is hereby amended by
        (a) substituting for the figure "$15,000,000" where it appears therein the figure "$175,000,000" and (b) substituting for the phrase "this
        Section 5.01(g)" where it appears therein the phrase "this Section 5.02(g)."

                        SUBPART 2.1.3. Section 5.02(g)(v) is hereby amended by substituting for the figure "$20,000,000" where it appears therein the figure "$40,000,000."

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

                SUBPART 3.1. Effectiveness. This Amendment and the amendments contained herein shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

                        SUBPART 3.1.1. Execution of Counterparts. The Administrative Agent and the Lead Arranger shall have received counterparts of this Amendment, duly

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        executed and delivered on behalf of the Borrower, the Administrative
        Agent and the Required Lenders.

                        SUBPART 3.1.2. Consent. The Administrative Agent and the Lead Arranger shall have received counterparts of a consent substantially in the form of Schedule I to this First Amendment, duly executed by each of the Loan Parties (other than the Borrower).

                        SUBPART 3.1.3. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which shall have executed this Amendment before 5:00 p.m. (New York time) on October 26, 2004 an amendment fee in an aggregate amount equal to 0.125% of the aggregate amount of each such Lender's Advances and Commitments.

                        SUBPART 3.1.4. Expenses. The Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling
        LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and foregoing matters relating to the Credit Agreement from and after the closing thereof to the extent invoiced.

                        SUBPART 3.1.5. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and the Lead Arranger and Shearman & Sterling LLP as counsel. The Administrative Agent, the Lead Arranger and counsel shall have received all information and such counterpart originals or such certified or other copies of such materials as the Administrative Agent, the Lead Arranger or counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent, the Lead Arranger and counsel.

                                     PART IV
                  MISCELLANEOUS; REPRESENTATIONS AND COVENANTS

                SUBPART 4.1. Continuing Effectiveness, etc. As amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the First Amendment Effective Date, all references in the Credit Agreement and each other Loan Document to the "Agreement" or "Credit Agreement", as applicable, shall refer to the Existing Credit Agreement, after giving effect to this Amendment, and this Amendment shall be a Loan Document for all purposes. The Borrower hereby confirms its obligations under Section 8.04 of the Credit Agreement to pay all fees and expenses of the Administrative Agent and the Lead Arranger (including reasonable fees and out-of-pocket expenses of Shearman & Sterling LLP) in connection with this Amendment and other ongoing administration of the Credit Agreement as provided in Section 8.04 of the Credit Agreement since the last invoice it received.

                SUBPART 4.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

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                SUBPART 4.3. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT
MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                SUBPART 4.4. Successors and Assigns. This Amendment shall be binding upon the Borrower, the Lenders and the Agents and their respective successors and assigns, and shall inure to their successors and assigns.

                SUBPART 4.5. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower represents and warrants to the Agents, the Lenders and the Issuing Bank that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents are true and correct on the First Amendment Effective Date as if made on the First Amendment Effective Date and after giving effect to the First Amendment (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) no Default has occurred and is continuing.

                SUBPART 4.6. Modifications to this Amendment. This Amendment can not be amended, waived or otherwise modified except by an instrument in writing signed by the Borrower and the Required Lenders.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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                IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

                                        STEEL DYNAMICS, INC.

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and Collateral
                                         Agent and as a Lender

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as Lead Arranger and Syndication Agent
                                         and as a Lender

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        HARRIS TRUST AND SAVINGS BANK,
                                        as Documentation Agent and as a Lender

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        NATIONAL CITY BANK,
                                        as Documentation Agent and as a Lender

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        ________________________________________
                                        [Insert name of lender]

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                          SCHEDULE I TO FIRST AMENDMENT

                                     CONSENT

                                            Dated as of October [__], 2004

                Each of the undersigned, as Guarantor under the Subsidiary Guaranty and Grantor under the Security Agreement, for the benefit of the Administrative Agent and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing First Amendment, hereby consents to such First Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such First Amendment, each of the Subsidiary Guaranty and Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty and Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such First Amendment, and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                        SDI INVESTMENT COMPANY

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        IRON DYNAMICS, INC.

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        NEW MILLENNIUM BUILDING SYSTEMS, LLC

                                        By: Steel Dynamics, Inc.,
                                              its sole member

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

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                                        DYNAMICS BAR PRODUCTS, LLC

                                        By: Steel Dynamics, Inc.,
                                              its sole member

                                        By
                                           -------------------------------------
                                           Name:
                                           Title:

                                        STEEL DYNAMICS SALES NORTH AMERICA, INC.

                                        By
                                           -------------------------------------
                                           Name:
                                           Title: